SUPPLEMENT TO THE PROSPECTUS

Supplement dated October 10, 2024, to the Prospectus dated February 28, 2024.

MFS® Commodity Strategy Fund

Effective December 31, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Anthony Rosato	December 2024	Investment Officer of MFS

Effective December 31, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Anthony Rosato	Commodity-Linked Derivatives Portfolio Manager	Employed in the investment area of MFS since 2016

CMS-SUP-I-101024